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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 18, 2004

                                 SLM FUNDING LLC
                   formerly known as SLM FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

                                          Originator of:

  the Sallie Mae Student Loan Trust 1995-1,       the SLM Student Loan Trust 2002-2,
  the Sallie Mae Student Loan Trust 1996-1,       the SLM Student Loan Trust 2002-3,
  the SLM Student Loan Trust 1996-2,              the SLM Student Loan Trust 2002-4,
  the SLM Student Loan Trust 1996-3,              the SLM Student Loan Trust 2002-5,
  the SLM Student Loan Trust 1996-4,              the SLM Student Loan Trust 2002-6,
  the SLM Student Loan Trust 1997-1,              the SLM Student Loan Trust 2002-7,
  the SLM Student Loan Trust 1997-2,              the SLM Student Loan Trust 2002-8,
  the SLM Student Loan Trust 1997-3,              the SLM Student Loan Trust 2003-1,
  the SLM Student Loan Trust 1997-4,              the SLM Student Loan Trust 2003-2,
  the SLM Student Loan Trust 1998-1,              the SLM Student Loan Trust 2003-3,
  the SLM Student Loan Trust 1998-2,              the SLM Student Loan Trust 2003-4,
  the SLM Student Loan Trust 1999-1,              the SLM Student Loan Trust 2003-5,
  the SLM Student Loan Trust 1999-2,              the SLM Student Loan Trust 2003-6,
  the SLM Student Loan Trust 1999-3,              the SLM Student Loan Trust 2003-7,
  the SLM Student Loan Trust 2000-1,              the SLM Student Loan Trust 2003-8,
  the SLM Student Loan Trust 2000-2,              the SLM Student Loan Trust 2003-9,
  the SLM Student Loan Trust 2000-3,              the SLM Student Loan Trust 2003-10,
  the SLM Student Loan Trust 2000-4,              the SLM Student Loan Trust 2003-11,
  the SLM Student Loan Trust 2001-1,              the SLM Student Loan Trust 2003-12,
  the SLM Student Loan Trust 2001-2,              the SLM Student Loan Trust 2004-14,
  the SLM Student Loan Trust 2001-3,              the SLM Student Loan Trust 2004-1,
  the SLM Student Loan Trust 2001-4,              the SLM Student Loan Trust 2004-2, and
  the SLM Student Loan Trust 2002-1,              the SLM Student Loan Trust 2004-3.

          DELAWARE             33-95474/333-2502/333-24949/            23-2815650
(State or other Jurisdiction   333-44465/333-30932/333-68660/       (I.R.S. employer
      of formation)                 333-97247/333-104887           Identification No.)
                                 (Commission File Numbers)

                           11600 SALLIE MAE DRIVE
                               RESTON, VA 20193
                    (Address of principal executive offices)

                 Registrant's telephone number: (703) 810-7677

                                       1
                        Exhibit Index appears on Page 5

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ITEM 5. OTHER EVENTS.

     Closing of SLM Student Loan Trust 2004-3.

     Effective as of March 18, 2004, SLM Funding LLC ("SLM Funding"), The Bank of New York, not in its individual capacity but solely as the trustee under the Indenture (the "Indenture Trustee") and Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as eligible lender trustee (the Eligible Lender Trustee") executed and delivered the Amended and Restated Trust Agreement, dated as of March 18, 2004, pursuant to which the SLM Student Loan Trust 2004-3 was formed (the "Trust").

     On March 10, 2004, the following agreements were executed and delivered by the respective parties thereto: the Underwriting Agreement and the Pricing Agreement relating to the Student Loan-Backed Notes to be issued by the Trust, each dated as of March 10, 2004, among SLM Funding, the Student Loan Marketing Association ("SLMA"), Banc of America Securities LLC, Citigroup Global Markets Inc. and Credit Suisse First Boston LLC (the "Underwriters").

     In connection with the foregoing, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of March 18, 2004, by and among SLM Funding, Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as interim eligible lender trustee (the "Interim Eligible Lender Trustee"), and SLMA; (b) the Interim Trust Agreement, dated as of March 1, 2004, by and between SLM Funding and the Interim Eligible Lender Trustee; (c) the Indenture, dated as of March 1, 2004, by and among the Trust, the Eligible Lender Trustee, and the Indenture Trustee; (d) the Sale Agreement, dated as of March 18, 2004, by and among the Trust, Sallie Mae, Inc., as the administrator (the "Administrator"), the Eligible Lender Trustee and the Indenture Trustee; (e) the Purchase Agreement dated as of March 18, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee and SLM Education Loan Corp. ("SLM ELC"); (f) the Administration Agreement, dated as of March 18, 2004, by and among the Trust, the Administrator, the Eligible Lender Trustee, Sallie Mae, Inc., as the servicer (the "Servicer"), SLM Funding and the Indenture Trustee, and (g) the Servicing Agreement, dated as of March 18, 2004, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

     On March 18, 2004, the Trust issued $2,334,179,000 of its publicly-offered Student Loan-Backed Notes.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits

  1.1 Underwriting Agreement relating to the Student Loan-Backed Notes, dated as of March 10, 2004, by and among SLM Funding, SLMA and the Underwriters.

  1.2 Pricing Agreement relating to the Student Loan-Backed Notes, dated as of March 10, 2004, by and among SLM Funding, SLMA and the Underwriters.

  4.1 The Amended and Restated Trust Agreement, dated as of March 18, 2004, by and among SLM Funding, the Indenture Trustee and the Eligible Lender
         Trustee.

  4.2    Interim Trust Agreement, dated as of March 1, 2004, by and between SLM
         Funding and the Interim Eligible Lender Trustee.

  4.3 Indenture, dated as of March 1, 2004, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

  99.1a  Purchase Agreement, dated as of March 18, 2004, by and among SLM
         Funding, the Interim Eligible Lender Trustee and SLMA.

  99.1b  Purchase Agreement, dated as of March 18, 2004 by and among SLM
         Funding, the Interim Eligible Lender Trustee and SLM ELC.

  99.2 Sale Agreement, dated as of March 18, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

  99.3 Administration Agreement, dated as of March 18, 2004, by and among the Trust, the Administrator, SLM Funding, the Eligible Lender Trustee, the
         Servicer and the Indenture Trustee.

  99.4 Servicing Agreement, dated as of March 18, 2004, by and among the Servicer, the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2004                                   SLM FUNDING LLC

                                                       By: /s/ MARK L. HELEEN
                                                           ---------------------
                                                           Name: Mark L. Heleen
                                                           Title: Vice President

                                INDEX TO EXHIBIT

EXHIBIT
NUMBER                                      EXHIBIT
-------           -----------------------------------------------------------------------
  1.1             Underwriting Agreement relating to the Student Loan-Backed Notes, dated as of March 10, 2004, by and among SLM Funding, SLMA and the
                  Underwriters.

  1.2             Pricing Agreement relating to the Student Loan-Backed Notes, dated as of March 10, 2004, by and among SLM Funding, SLMA and the Underwriters.

  4.1             The Amended and Restated Trust Agreement, dated as of March 18, 2004, by and among SLM Funding, the Indenture Trustee and the Eligible Lender
                  Trustee.

  4.2             Interim Trust Agreement, dated as of March 1, 2004, by and between SLM
                  Funding and the Interim Eligible Lender Trustee.

  4.3             Indenture, dated as of March 1, 2004, by and among the Trust, the
                  Eligible Lender Trustee and the Indenture Trustee.

  99.1a           Purchase Agreement, dated as of March 18, 2004, by and among SLM
                  Funding, the Interim Eligible Lender Trustee and SLMA.

  99.1b           Purchase Agreement, dated as of March 18, 2004 by and among SLM
                  Funding, the Interim Eligible Lender Trustee and SLM ELC.

  99.2            Sale Agreement, dated as of March 18, 2004, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and
                  the Trust.

  99.3            Administration Agreement, dated as of March 18, 2004, by and among the
                  Trust, the Administrator, SLM Funding, the Eligible Lender Trustee, the
                  Servicer and the Indenture Trustee.

  99.4            Servicing Agreement, dated as of March 18, 2004, by and among the
                  Servicer, the Administrator, the Trust, the Eligible Lender Trustee and
                  the Indenture Trustee.

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